Exhibit 10.1

SALE OF GOVERNMENT PROPERTY

AMENDMENT OF INVITATION FOR BIDS/MODIFICATION OF CONTRACT

1. AMENDMENT TO INVITATlON FOR BIDS NO.:		2. EFFECTIVE DATE

SUPPLEMENTAL AGREEMENT NO.: 8		01/17/2014

3. ISSUED BY DLA Disposition Services National Sales Office 74 North Washington Street Battle Creek, MI 49017-3092		4. NAME AND ADDRESS WHERE BIDS ARE RECEIVED

5. ☐ AMENDMENT OF INVITATION FOR BIDS NO. (See Item 6)	DATED	☒ MODIFICATION OF CONTRACT NO. (See Item 8)	DATED

07/31/2008
6.	THIS BLOCK APPLIES ONLY TO AMENDMENTS OF INVITATlONS FOR BIDS

The above numbered invitation for bids is amended as set forth in Item 9. Bidders must acknowledge receipt of this amendment unless indicated otherwise in item 11 prior to the hour and date specified in the invitation for bids, or as amended, by one of the following methods:

(a) By signing and returning                   copies of this amendment;
(b) By acknowledging receipt of this amendment on each copy of the bid submitted; or
(c) By separate letter or telegram which includes a reference to the invitation for bids and amendment number.

FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE ISSUING OFFICE PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR BID. If by virtue of this amendment you desire to change a bid already submitted, such change may be made by telegram or letter, provided such telegram or letter makes reference to the invitation for bids and this amendment, and is received prior to the opening hour and date specified.

7.	ACCOUNTING AND APPROPRIATION DATA (If required)

8.	THIS APPLIES ONLY TO MODIFICATION OF CONTRACTS This Supplemental Agreement is entered into pursuant to authority of

Mutual Agreement for Contract 08-0001-0001

9. DESCRIPTION OF AMENDMENT/MODIFICATION (Except as provided below all terms and conditions of the document referenced in Item 5 remain in full force end effect)

Whereas Contract 08-0001-0001 was entered into on July 31, 2008 by and between the United States of America, hereinafter referred to as the GOVERNMENT, and Liquidity Services, Incorporated, hereinafter referred to as the CONTRACTOR, and whereas the contract involved property as described in Invitation For Bid (IFB) 08-0001:

THE HOUR AND DATE FOR RECEIPT OF BIDS	☐ IS NOT EXTENDED,	☐ IS EXTENDED UNTIL	O’CLOCK	M
(LOCAL TIME)	DATE

10. BIDDER/PURCHASE NAME AND ADDRESS (Include ZIP Code)		11. ☐	BIDDER IS NOT REQUIRED TO SIGN THIS DOCUMENT
Liquidity Services, Incorporated 1920 L Street, NW, 6th Floor Washington, DC 20036		☒	PURCHASER IS REQUIRED TO SIGN THIS DOCUMENT AND RETURN ORIGINAL AND 0 COPIES TO THE ISSUING OFFICE

12. SIGNATURE FOR BIDDER/PURCHASER		15. UNITED STATES OF AMERICA

BY	/s/ Bruce Gearey	BY	/s/ Rebecca Bellinger
	(signature of person authorized to sign)		(Signature of Contracting Officer)

13. NAME AND TITLE OF SIGNER (Type or print)	14. DATE SIGNED	16. NAME OF CONTRACTING OFFICER (Type or print)	17. DATE SIGNED
BRUCE GEAREY Executive Vice President	01/17/2014	REBECCA BELLINGER	01/17/2014

AUTHORIZED FOR LOCAL REPRODUCTION Previous edition is usable		STANDARD FORM 114D (REV. 1-94) Prescribed by GSA FPMR (41 CFR) 101-45.3,

CONTRACT NUMBER 08-0001-0001

Supplemental Agreement 8

WHEREAS, certain DLA Disposition Services assets that have been determined no longer needed by the Government may result in a sales transaction that is conducted by the DLA Disposition Services Sales Office; and

WHEREAS, the Government’s requirements include inventory screening, inventory controls, resale purchaser screening, inventory removal, and other requirements that the sales contractor must perform as a condition of the sale of these assets; and

WHEREAS, the Government is currently restructuring a new solicitation to best address the needs of the Government as it relates to the sale of Assets.

WHEREAS, ARTICLE FOUR:  Contract Performance, Section 5, Cessation of Property Referrals states:   There shall be no further referrals of property by DRMS to Contractor from the wind-down commencement date forward.  Submission of monthly, quarterly and annual reports shall continue as before the wind-down commencement date until the wind-down is completed.

NOW THEREFORE, it is in the best interest of the Government and mutually agreed between the Government and the Contractor that the following changes are in effect:

Contract 08-0001-0001, Article Four, Section 5, Cessation of Property Referral is changed to read: Except for such property that was in the Contractor’s possession prior to the commencement of the wind-down period, but was not yet referred to Contractor on a Delivery Order prior to the commencement date of the wind-down, there shall be no further referrals of property under Sales Contract No. 08-0001-0001 by DLA Disposition Services to Contractor from the wind-down commencement date forward.   The wind-down period shall extend simultaneously with the period of the follow-on sole source contract, Sales Contract No. 08-0002-0001, (“Follow-on Contract”), subject to all early termination provisions.  The Follow-on Contract is scheduled with the Contractor for a ten month period, to include two one-month additional options, which may be exercised at the sole discretion of DLA Disposition Services.  Wind-down period is not to exceed nine months. Submission of monthly, quarterly and annual reports shall continue as before the wind-down commencement date until the wind-down is completed.

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